United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: March 30, 2026

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
5.000% Notes due 2029	O29B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30B	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
3.375% Notes due 2031	O31B	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
3.875% Notes due 2035	O35B	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
5.250% Notes due 2041	O41	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 30, 2026, Realty Income Corporation (the “Company,” “Realty Income,” “our,” “us” or “we,” which terms include, unless otherwise expressly stated or the context otherwise requires, its consolidated subsidiaries) provided certain updates with respect to its capital raising, liquidity matters and certain financing matters, as set forth below.

Unless as otherwise indicated or the context otherwise requires, for purposes of the following disclosures, (a) references to our “revolving credit facilities” and similar references mean, collectively, our $4.0 billion unsecured revolving credit facilities (excluding an additional $1.0 billion expansion option, which is subject to obtaining lender commitments and other customary conditions), references to our “$5.38 billion credit facilities”, our “credit facilities” and similar references mean, collectively, our revolving credit facilities and our Realty Income U.S. Core Plus Aggregator II, LP’s $1.0 billion unsecured revolving credit facility and $380.0 million unsecured delayed draw term loan facility (excluding a $620.0 million expansion option, which is subject to obtaining lender commitments and other customary conditions), and references to our “commercial paper programs” and similar references mean, collectively, our U.S. Dollar-denominated and Euro-denominated unsecured commercial paper programs; (b) references to our “clients” mean our tenants; (c) references to “GBP,” “Sterling” and “£” are to the lawful currency of the United Kingdom; and (d) references to “Euro” and “€” are to the lawful currency of the European Union. For purposes of determining the aggregate amount of borrowings outstanding under our revolving credit facility as of any specified date, borrowings denominated in GBP and Euros are translated into U.S. dollars using the applicable currency exchange rates as in effect from time to time.

Liquidity

As of March 26, 2026, we had $4.5 billion of liquidity, which consists of cash and cash equivalents of approximately $0.8 billion, unsettled ATM forward equity of $1.2 billion, and $2.5 billion of availability under our $5.38 billion credit facilities, net of $1.5 billion of borrowings on our credit facilities, including £293.5 million denominated in Sterling and €850.0 million denominated in Euro, and after deducting $1.4 billion of outstanding borrowings under our commercial paper programs, including €260.0 million denominated in Euro and £15.0 million denominated in Sterling.

Apollo Strategic Partnership

We expect to close a strategic partnership with Apollo on March 31, 2026, pursuant to which, subject to the satisfaction of certain closing conditions, Apollo-managed funds are anticipated to provide a $1.0 billion investment to Realty Income in exchange for a 49% interest in a joint venture entity that is expected to own a diversified portfolio of approximately 500 single-tenant retail properties currently owned by Realty Income that are subject to long-term net leases.

Term Loan and Swap Arrangement

On March 23, 2026, we announced the closing of a $694 million U.S. dollar-denominated, unsecured term loan due January 2036 with an affiliate of The Goldman Sachs Group, Inc. In conjunction with the closing, we executed a cross-currency swap for a portion of the proceeds, swapping $500 million of proceeds for approximately €431 million (in addition to the related interest payments) over the term of the loan.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used herein, the words “estimate,” “anticipate,” “assume,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plan,” “seek,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of our business, joint ventures, partnerships, and portfolio including management thereof; our platform; growth strategies, investment pipeline and intentions to acquire or dispose of properties (including geographies, timing, partners, clients and terms); re-leases, re-development and speculative development of properties and expenditures related thereto; operations and results; the announcement of operating results, strategy, plans, and the intentions of management; our share repurchase program; settlement of shares of common stock sold pursuant to forward sale confirmations under our At-the-Market program; dividends, including the amount, timing and payments of dividends; and macroeconomic and other business trends, including interest rates and trends in the market for long-term leases of freestanding, single-tenant properties.

Forward-looking statements are subject to risks, uncertainties, and assumptions about us which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a real estate investment trust; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding (including the terms and partners of such funding); volatility and uncertainty in the credit and financial markets; other risks inherent in real estate, credit investments, and joint ventures or co-investment ventures, including our clients’ solvency, client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments (including rights of first refusal or rights of first offer), and potential damages from natural disasters; impairments in the value of our real estate assets; volatility and changes in domestic and foreign laws and the application, enforcement or interpretation thereof (including with respect to tax laws and rates); property ownership through co-investment ventures, funds, joint ventures, partnerships and other arrangements which, among other things, may transfer or limit our control of the underlying investments; epidemics or pandemics; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; and the anticipated benefits from mergers, acquisitions, co-investment ventures, funds, joint ventures, partnerships and other arrangements; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Those forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this report. Past operating results and performance are provided for informational purposes and are not a guarantee of future results. There can be no assurance that historical trends will continue. Actual plans and results may differ materially from what is expressed or forecasted in this report and forecasts made in the forward-looking statements discussed in this report may not materialize. We do not undertake any obligation to update forward-looking statements or to publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2026	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary